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                                                                    Exhibit 10.2

                                 SHONEY'S, INC.

                                 1998 STOCK PLAN


SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the Shoney's, Inc. 1998 Stock Plan (the "Plan") is to enable Shoney's, Inc. (the "Company") to attract, retain, and reward key employees of the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees and directors and the shareholders of the Company by awarding such key employees and directors stock incentives and/or other equity interests or equity-based incentives in the Company. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designed so that awards granted hereunder intended to comply with the requirements for "performance based" compensation under Section 162(m) of the Code may comply with such requirements. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B. "Board" means the Board of Directors of the Company.

         C. "Change in Control" has the meaning provided in Section 7(b) of the Plan.

         D. "Change in Control Price" has the meaning provided in Section 7(d) of the Plan.

         E. "Common Stock" means the Company's common stock, par value $1.00 per share.

         F. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         G. "Committee" means the Committee referred to in Section 2 of the Plan.

         H. "Company" means Shoney's, Inc., a corporation organized under the laws of the State of Tennessee, or any successor corporation.




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         I. "Disability" means disability as determined under the Company's
Group Long-Term Disability Insurance Plan.

         J. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

         K. "Effective Date" has the meaning provided in Section 11 of the Plan.

         L. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         M. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on The New York Stock Exchange (the "NYSE") or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the NYSE or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

         N. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

         O. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         P. "Other Stock-Based Award" means an award under Section 6 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

         Q. "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate of the Company.

         R. "Plan" means this Shoney's, Inc. 1998 Stock Plan, as amended from time to time.

         S. "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses; (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one



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or more of the Company or any Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee or the Board, as applicable, shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.

         T. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 5 of the Plan.

         U. "Restriction Period" has the meaning provided in Section 5 of the Plan.

         V. "Retirement" means Normal or Early Retirement.

         W. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

         X. "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies (other than the last company in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in the chain.



SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Human Resources and Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.



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         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other employees, and Outside Directors eligible under
Section 4: (i) Restricted Stock and/or (ii) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan shall be reserved to the Board.

         In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

                  (a) to select the officers, key employees, and Outside Directors of the Company and its Subsidiaries and Affiliates to whom Restricted Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Restricted Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

                  (c) to determine the number of shares to be covered by each such award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee or the Board, as applicable, shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 8 hereof;

                  (e) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (f) to determine the terms, conditions, and restrictions of any Performance Goals and the number of shares of Restricted Stock or other awards subject thereto;

                  (g) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

                  (h) to impose any holding period required to satisfy Section 16 under the Exchange Act.



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         The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.


SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

         (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

         (b) If any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split, or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.


SECTION 4.  ELIGIBILITY.

         Officers and other key employees of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates and Outside Directors are eligible to be granted awards under the Plan.




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SECTION 5.  RESTRICTED STOCK.

                  (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee or the Board, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 5(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions, and conditions of the awards in addition to those set forth in Section 5(c). The Committee or the Board may condition the grant of Restricted Stock upon the attainment of specified Performance Goals or such other factors as the Committee or the Board may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                  (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                           (i) The purchase price for shares of Restricted Stock
                  shall be established by the Committee or the Board, as applicable, and may be zero.

                           (ii) Awards of Restricted Stock must be accepted
                  within a period of 60 days (or such shorter period as the Committee or the Board may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 5(b)(i).

                           (iii) Each participant receiving a Restricted Stock
                  award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 10(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                           (iv) The Committee or the Board, as the case may be,
                  may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

                  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 5 shall be subject to the following restrictions and conditions:


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                           (i) In accordance with the provisions of this Plan
                  and the award agreement, during a period set by the Committee or the Board, as the case may be, commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee or the Board, as applicable, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, the attainment of Performance Goals, or such other factors or criteria as the Committee or the Board may determine in its sole discretion.

                           (ii) Except as provided in this paragraph (ii) and
                  Section 5(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee or the Board, as applicable, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee or the Board so determines, reinvested, subject to Section 10(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee or the Board, as the case may be, so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

                           (iii) Subject to the applicable provisions of the
                  award agreement and this Section 5, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                           (iv) If and when the Restriction Period expires
                  without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 10(h) hereof) promptly.

                  (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee or the Board, as applicable, may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee or the Board.



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SECTION 6.  OTHER STOCK-BASED AWARDS.

                  (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares and Common Stock awards valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Restricted Stock granted under the Plan and cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee or the Board, as the case may be, shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee or the Board may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 6 shall be subject to the following terms and conditions:

                           (i) Shares subject to awards under this Section 6 and
                  the award agreement referred to in Section 6(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the
                  award agreement and unless otherwise determined by the Committee or the Board at grant, the recipient of an award under this Section 6 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee or the Board, as the case may be, in its sole discretion, and the Committee or the Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

                           (iii) Any award under Section 6 and any shares of
                  Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee or the Board, as applicable, in its sole discretion.

                           (iv) In the event of the participant's Retirement,
                  Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 6.

                           (v) Each award under this Section 6 shall be
                  confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.



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                           (vi) Common Stock (including securities convertible
                  into Common Stock) issued on a bonus basis under this Section 6 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 6 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.


SECTION 7.  CHANGE IN CONTROL PROVISIONS.

                  (a)      Impact of Event.  In the event of:

                           (1) a "Change in Control" as defined in Section
                  7(b); or

                           (2) a "Potential Change in Control" as defined in
                  Section 7(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

                           (i) Subject to the limitations set forth below in
                  this Section 7(a), the restrictions applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                           (ii) Subject to the limitations set forth below in
                  this Section 7(a), the value of all outstanding Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 7(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

                           (iii) The Board or the Committee may impose
                  additional conditions on the acceleration or valuation of any award in the award agreement.

                  (b) Definition of Change in Control. For purposes of Section 7(a), a "Change in Control" means the happening of any of the following:

                           (i) any person or entity, including a "group" as
                  defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for


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                  the election of directors of the Company (other than as a
                  result of an issuance of securities initiated by the Company in the ordinary course of business); or

                           (ii) as the result of, or in connection with, any
                  cash tender or exchange offer, merger, or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor Company or entity entitled to vote generally in the election of the directors of the Company or such other company or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                           (iii) during any period of two consecutive years,
                  individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 7(a), a "Potential Change in Control" means the happening of any one of the following:

                           (i) the approval by shareholders of an agreement by
                  the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 7(b); or

                           (ii) the acquisition of beneficial ownership,
                  directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding securities and the adoption by the Committee or the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 7, "Change in Control Price" means the highest price per share of Common Stock paid in any transaction reported on the NYSE or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee or the Board.


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SECTION 8.  AMENDMENTS AND TERMINATION.

         The Board may at any time amend, alter, or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of a participant under a Restricted Stock or Other Stock-Based Award theretofore granted, without the participant's consent.

         The Committee or the Board, as the case may be, may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to
Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. Solely for purposes of computing the Section 162(m) Maximum, if any awards previously granted to a participant are canceled and new awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial awards and the replacement awards will be deemed to be outstanding (although the canceled awards will not be exercisable or deemed outstanding for any other purposes).


SECTION 9. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


SECTION 10. GENERAL PROVISIONS.

                  (a) The Committee may require each person purchasing shares pursuant to an award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account other awards then outstanding under the Plan).

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that


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         such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit, or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                  (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Restricted Stock award or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee other than transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

                  (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.


SECTION 11. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock.


SECTION 12. TERM OF PLAN.

         No Restricted Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.




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